UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2010

PRESSURE BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in its Charter)

MASSACHUSETTS

  (State or Other Jurisdiction of Incorporation)

0-21615	04-2652826
(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue, South Easton, MA	02375
(Address of Principal Executive Offices)	(Zip Code)

(508) 230-1828

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Special Meeing in Lieu of the Annual Meeting of Stockholders of Pressure BioSciences, Inc. (the “Company”) held on June 25, 2010, the stockholders elected J. Donald Payne and Alan D. Rosenson as Class II directors to serve three-year terms expiring at the 2013 Annual Meeting of Stockholders.  Stockholders also approved the amendment to the Pressure BioSciences, Inc. 2005 Equity Incentive Plan.

Following are the voting results:

Proposal 1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
J. Donald Payne	920,964	361,932	-
Alan D. Rosenson	1,106,731	176,165	-

Proposal 2. Amendment to the Pressure BioSciences, Inc. 2005 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
900,338	235,897	146,661	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 1, 2010	PRESSURE BIOSCIENCES, INC.

	By:	/s/ Richard T. Schumacher
Richard T. Schumacher, President and Chief Executive Officer